UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Explanatory Note: On February 26, 2008, National Fuel Gas Company (the "Company") filed a Current Report on Form 8-K disclosing, among other things, certain amendments to the Company’s By-Laws adopted by the Company’s Board of Directors on February 21, 2008. The Company inadvertently based its discussion of the amendments on a preliminary draft of the amended By-Laws and included that preliminary draft as an exhibit to the Current Report. This had the effect of omitting from the Current Report some other amendments to the By-Laws that had also been adopted by the Board of Directors on February 21, 2008. The previously omitted amendments, which make minor changes to the By-Laws, including changes to a notice provision and changes to provisions that assumed that the Chairman of the Board and Chief Executive Officer would be the same individual, are described in the third through seventh paragraphs of this revised Item 5.03. The Company is filing this Current Report on Form 8-K/A to disclose all of the amendments to the By-Laws adopted on February 21, 2008. Item 5.03 of the Company’s Current Report on Form 8-K filed on February 26, 2008 is hereby amended and restated in its entirety.

On February 21, 2008, the Board of Directors amended and restated the Company’s By-Laws. The Board amended Article II, Section 1 of the By-Laws to add certain requirements that nominees for election to the Board and existing Board members must meet in order to qualify for election or continue serving as a director. In particular, election of any nominee or service by any individual as a director must be in compliance with all applicable federal or state laws, rules or regulations, and any nominee or director must obtain any necessary governmental or regulatory approvals prior to or as a condition of serving or continuing to serve on the Board. The Board also amended Article II, Section 1 to add a provision stating that if a governmental or regulatory body determines that an individual seeking to serve or serving as a director did not obtain any required governmental or regulatory approval prior to becoming a director, or that the individual’s election or service as a director otherwise would violate or violated any law, rule or regulation, the individual will not be qualified to serve as a director and, if the determination is made after the election of the individual, the individual automatically will be disqualified from further service as a director of the Company. Finally, the Board amended Article II, Section 1 to add a provision stating that the Board will provide the applicable nominee or director with reasonable notice and an opportunity to be heard on the question of whether any such determination has been made by a governmental or regulatory body before making a finding of disqualification.

The Board amended Article II, Section 5 of the By-Laws to provide that notice of meetings of the Board shall be given to directors by e-mailing, faxing, telephoning or personally delivering the notice at least one day before the meeting, if there is no reason to believe it was not received, or by mailing the notice at least five days before the meeting. Previously, Article II, Section 5 provided that notice of meetings shall be given to directors by mailing the notice at least five days before the meeting or by telegraphing, telephoning or personally delivering the notice at least one day before the meeting. The Board also added to Article II, Section 5 a provision stating that notices shall be effective when sent, including the leaving of a message recorded at, or spoken to any individual answering, the director’s designated telephone number(s).

The Board amended Article III, Section 1 of the By-Laws to provide that the Board shall choose a Chairman of the Board, a Chief Executive Officer and a President, all of whom shall be members of the Board, and certain others. Previously, Article III, Section 1 provided that the Board shall choose a Chairman of the Board and a President, both of whom shall be members of the Board, and certain others. The Board also amended Article III, Section 1 to provide that any two or more offices may be held by the same person. Previously, Article III, Section 1 provided that the offices of Secretary and Treasury may be filled by the same person and was silent regarding other offices.

The Board amended Article III, Section 4 of the By-Laws to add a provision stating that, in the absence of the Chairman of the Board, or in the event that there is a vacancy in the office of the Chairman of the Board, the Chief Executive Officer shall perform all the duties of the Chairman of the Board as well as those of the Chief Executive Officer.

The Board amended Article III, Section 5 of the By-Laws to provide that the President shall preside at stockholders’ meetings in the absence of the Chairman of the Board and the Chief Executive Officer. Previously, Article III, Section 5 provided that the President shall preside at stockholders’ meetings in the absence of the Chairman of the Board. The Board also amended Article III, Section 5 to provide that, in the absence of the Chief Executive Officer, or in the event that there is a vacancy in the office of the Chief Executive Officer, the President shall be the Chief Executive Officer of the Company and shall perform all the duties of the Chief Executive Officer as well as those of President. Previously, Article III, Section 5 provided that, in the absence of the Chairman of the Board, or in the event that there is a vacancy in the office of the Chairman of the Board, the President shall be the Chief Executive Officer of the Company and shall perform all the duties of the Chairman of the Board as well as those of President.

Finally, the Board amended the By-Laws, for purposes of internal consistency, to capitalize the words "director" and "directors" each time they appeared, except the last time the word "director" appears in Article II, Section 8(A).

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Explanatory Note: Exhibit 3.1 to this Current Report on Form 8-K/A replaces and supercedes Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 26, 2008.

(c) Exhibits

Exhibit 3.1 - By-Laws of National Fuel Gas Company as amended and restated February 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

February 29, 2008	By:	/s/ James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.1	By-Laws of National Fuel Gas Company as amended and restated February 21, 2008